Northbrook Life Insurance Company
                     Northbrook Variable Annuity Account II

          Supplement to: Morgan Stanley Dean Witter Variable Annuity II
                            AssetManager Prospectus
                                dated May 2, 1999


The following two sentences replace the first sentence under the heading "Contract Maintenance Charge" on page 18 of the prospectus:

         During the Accumulation Phase, on each Contract Anniversary, we will deduct a $35 contract maintenance charge from your Contract Value. This charge will be deducted on a pro-rata basis from each Investment Alternative in the proportion that your investment in each bears to your Contract Value.





July 23, 1999                                              40875-01

                        Northbrook Life Insurance Company
                     Northbrook Variable Annuity Account II

    Supplement to: Morgan Stanley Dean Witter Variable Annuity II Prospectus
                    Northbrook Variable Annuity II Prospectus
                                dated May 2, 1999



The following two sentences replace the first sentence under the heading "Contract Maintenance Charge" on page 18 of the prospectus:

         During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your Contract Value. This charge will be deducted on a pro-rata basis from each Investment Alternative in the proportion that your investment in each bears to your Contract Value.


The  following   sentence   replaces  the  fourth  sentence  under  the  heading
"Withdrawal Charge" on page 19 of the prospectus:

         During each Contract Year, you can withdraw up to 15% of the aggregate amount of your purchase payments as of the Issue Date or the most recent Contract Anniversary, whichever is later.




July 23, 1999                                           40139-01